ARTICLES SUPPLEMENTARY OF
                         PRINCIPAL INVESTORS FUND, INC.


      Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      FIRST: On the 8th day of September, 2003, a resolution was approved by the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The total number of authorized shares of stock of the Corporation, seven billion seven hundred sixty million (7,760,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-seven million six hundred thousand dollars ($77,600,000), will not change.

      The authorized shares of the Balanced Fund, International SmallCap Fund and Partners MidCap Blend Fund will be reallocated to the Partners MidCap Value Fund I, Partners MidCap Growth Fund I and Partners International Fund, Class J shares will be added to the Preferred Securities Fund. The total authorized shares shall be designated as follows:

=========================================== ==================================
                                                                   Number of
                    Fund                            Class            Shares
------------------------------------------- ----------------------------------
Bond & Mortgage Securities                  Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
Capital Preservation                        Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              80,000,000
                                            ----------------------------------
                                            Advisors Select        80,000,000
                                            ----------------------------------
                                            Advisors Preferred    100,000,000
                                            ----------------------------------
                                                      J           100,000,000
                                            ----------------------------------
                                            Institutional          80,000,000
------------------------------------------- ----------------------------------
Government Securities                       Select                  5,000,000
                                            ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
High Quality Intermediate-Term Bond         Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
High Quality Long-Term Bond                 Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
High Quality Short-Term Bond                Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
International I                             Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              75,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        75,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     75,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            75,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          60,000,000
------------------------------------------- ----------------------------------
International II                            Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          40,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
International Emerging Markets              Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
LargeCap Blend I                            Select                  5,000,000
------------------------------------------- ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
-------------------------------------------
LargeCap Growth                             Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              45,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        45,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     45,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            50,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          40,000,000
------------------------------------------- ----------------------------------
LargeCap S&P 500 Index                      Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LargeCap Value                              Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LifeTime Strategic Income                   Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LifeTime 2010                               Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LifeTime 2020                               Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LifeTime 2030                               Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LifeTime 2040                               Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
LifeTime 2050                               Select                  5,000,000
                                            ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional          20,000,000
=========================================== ==================================
=========================================== ==================================

MidCap Blend                                Select                  5,000,000
------------------------------------------- ----------------------------------
-------------------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
MidCap Growth                               Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
MidCap S&P 400 Index                        Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
MidCap Value                                Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
Money Market                                Select                 15,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred             100,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select       100,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred    100,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J           100,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners International Fund                 Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners LargeCap Blend                     Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
Partners LargeCap Blend I                   Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
Partners LargeCap Growth                    Select                  5,000,000
------------------------------------------- ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            Institutional         200,000,000
------------------------------------------- ----------------------------------
-------------------------------------------
Partners LargeCap Growth I                  Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         200,000,000
------------------------------------------- ----------------------------------
-------------------------------------------
Partners LargeCap Growth II                 Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
Partners LargeCap Value                     Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         200,000,000
=========================================== ==================================
Partners MidCap Growth                      Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners MidCap Growth I                    Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners MidCap Value                       Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
Partners MidCap Value I                     Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners SmallCap Blend                     Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners SmallCap Growth I                  Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners SmallCap Growth II                 Select                  5,000,000
------------------------------------------- ----------------------------------
                                            ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners SmallCap Value                     Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Partners SmallCap Value I                   Select                  5,000,000
------------------------------------------- ----------------------------------
                                            Preferred              20,000,000
                                            ----------------------------------
                                            Advisors Select        20,000,000
                                            ----------------------------------
                                            Advisors Preferred     20,000,000
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Preferred Securities                        Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                                      J            25,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
Real Estate                                 Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional         100,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
SmallCap Blend                              Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
SmallCap Growth                             Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
=========================================== ==================================
=========================================== ==================================
SmallCap S&P 600 Index                      Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
SmallCap Value                              Select                  5,000,000
------------------------------------------- ----------------------------------
------------------------------------------- ----------------------------------
                                            Preferred              25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Select        25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Advisors Preferred     25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                                      J            25,000,000
                                            ----------------------------------
                                            ----------------------------------
                                            Institutional          20,000,000
=========================================== ==================================

     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: No stock entitled to be voted on the proposed Amendment was outstanding or subscribed for at the time the Board of Directors adopted the resolution.

     FOURTH: The Board of Directors believes the resolution is in the best interests of the Corporation.

     FIFTH: The Articles Supplementary shall become effective immediately upon filing.

     IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.


Dated the 9th day of September, 2003.



By        /s/ A. S. Filean        By      /s/ Ralph C. Eucher
    ----------------------------    ---------------------------------------
     Arthur S. Filean,               Ralph C. Eucher,
     Senior Vice President           President and Chief Executive Officer

     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on September 9, 2003.


PRINCIPAL INVESTORS FUND, INC.              ATTEST



By     /s/ Ralph C. Eucher                  By    /s/ A. S. Filean
    ----------------------------------------    --------------------------------
     Ralph C. Eucher,                            Arthur S. Filean
     President and Chief Executive Officer       Secretary

The UNDERSIGNED, President and Chief Executive Officer of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                        /s/ Ralph C. Eucher
                                    -------------------------------------------
                                    Ralph C. Eucher
                                    President and Chief Executive Officer
                                    Principal Investors Fund, Inc.